SUPPLEMENT

Dated May 3, 2007 to the

Class IB Shares Prospectus dated May 1, 2007 (the “Prospectus”)

for the Hartford HLS Funds

Effective May 1, 2007, the following replaces information contained in the Prospectus, which may have been printed incorrectly.

1.             Hartford LargeCap Growth HLS Fund

As of May 1, 2007, in the Prospectus under the heading “Your Expenses,” the table, footnotes and expense examples, are deleted and replaced with the following:

YOUR EXPENSES.  This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

Class IB
Shareholder Fees
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	Not applicable
Maximum deferred sales charge (load)	Not applicable
Exchange fees	None

Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees (1)	0.65%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.04%
Total operating expenses (1)	0.94%

(1)                                  Effective November 13, 2006, HL Advisors has permanently reduced its management fee schedule for this fund.  Using the most recent fiscal year average net assets, the management fee decreased from 0.85% to 0.65%.  In addition, effective November 13, 2006, HL Advisors has voluntarily agreed to waive an additional 0.21% of its management fees until December 31, 2007.  While such waiver is in effect, the management fee is 0.44% and the total operating expenses are 0.73%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares.  The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.  Overall expenses would be higher if the fees applied at the separate account level were reflected.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class IB
Expenses
(with or without redemption)
Year 1	$96
Year 3	$300
Year 5	$520
Year 10	$1,155

This Supplement should be retained with your Prospectus for future reference.